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                             JOINT ESCROW INSTRUCTIONS

Perkins Coie (Hong Kong) Limited
23rd Floor
Asia Pacific Finance Tower
Citibank Plaza, 3 Garden Road
Hong Kong

Dear Sirs:

     As Escrow Agent for Summit Design Asia, Ltd., a Hong Kong corporation (the "Company"), and the undersigned holders of shares (the "Shares") representing all of the capital stock of the Company (each, a "Holder," and collectively, "Holders"), you are hereby authorized and directed to hold the Shares pursuant to the terms of that certain Shareholders Agreement ("Agreement"), to which a copy of these Joint Escrow Instructions is attached as Exhibit D in accordance with the following instructions:

     1. In the event Summit Design, Inc. ("Summit") determines to exercise its right, under Section 6.2.2(b) of the Agreement, to exchange its shares of Asia Design Corporation, Ltd., a Korean corporation ("ADC"), for all of the outstanding Shares not owned by Summit (the "Exchange Right"), Summit will give to you a written notice stating that it elects to exercise the Exchange Right, together with one or more certificates (or other evidence reasonably satisfactory to establish its transfer of the interest evidenced by such certificates) evidencing Summit's and the Company's ownership of shares of ADC. The Holders and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of the notice.

     2. At the closing you are directed (a) to date any stock assignments necessary for the exchange in question, (b) to fill in the number of shares being transferred and (c) to deliver same, together with the certificates evidencing shares to be transferred to Summit and such other Holder, as the case may be.

     3. The Holders irrevocably authorize the Company to deposit with you any certificates evidencing the Shares to be held by you hereunder and any additions and substitutions to the Shares. Concurrently with such deposit, each Holder shall deposit with you a signed Instrument of Transfer and signed Bought and Sold Note, together with any other instruments required to effect the transfer of the Shares. Each Holder does hereby irrevocably constitute and appoint you as such Holder's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or


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appropriate to make all securities negotiable and to complete any transaction herein contemplated.

     4. This escrow shall terminate upon expiration or exercise of the Exchange Right, whichever occurs first.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to either Holder, you shall deliver all of same to such Holder, and you shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified, or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of the duties specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by your to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for any Holder while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In case you obey or comply with any such order, judgment, or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm, or corporation by reason of such compliance, notwithstanding any such order, judgment, or decree being subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authority, or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any person reasonably satisfactory to each Holder as successor Escrow Agent, and the Holders hereby confirm the appointment of such successor or successors as each Holder's attorney-in-fact and agent to the full extent of your appointment.


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     11.  If you reasonably require other for further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession, without liability to anyone, all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, on the fifth day after deposit with the United States Postal Service, by registered or certified mail, postage prepaid, or upon confirmation if sent by telex, facsimile machine for other means of telecommunication that transmits or produces a written record of the message so sent or at such other addresses as a party may designate by ten days' written notice to each of the other parties hereto:


     IF TO THE COMPANY:       Summit Design Asia, Ltd.
                              Suite 704, Tower 2, Silvercord
                              Canton Road, T.S.T. Hong Kong

     IF TO SUMMIT:            Summit Design, Inc.
                              9305 S.W. Gemini Drive
                              Beaverton, OR  97008
                              USA
                              Attention:  Larry Gerhard
                              Fax No.  503-646-9320

     IF TO ANAM:              Anam S&T
                              3rd Floor Anam Building
                              154-17 Samsung-Dong, Kangnam-Ku
                              Seoul Korea  135090
                              Attention:  Stephen Kim
                              Fax No.  852-2810-5994

     IF TO ESCROW AGENT:      Perkins Coie (Hong Kong) Limited
                              23rd Floor
                              Asia Pacific Finance Tower
                              Citibank Plaza, 3 Garden Road
                              Hong Kong



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     14.  By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions and not a party to the Agreement.

     15. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents.

                                   SUMMIT DESIGN ASIA, LTD., a Hong Kong
                                      corporation

                                   By:  /s/ K.H. Kwon
                                      --------------------------------------
                                   Name: Ki Hong Kwon
                                   Title:   Director


                                   HOLDERS:

                                   SUMMIT DESIGN, INC.


                                   By:  /s/ C.Albert Koob
                                      --------------------------------------
                                   Name:  C. Albert Koob
                                   Title:    Chief Financial Officer

                                   ANAM S&T CO., LTD.


                                   By:  /s/ Stephen M. Kim
                                      --------------------------------------
                                   Name: Stephen M. Kim
                                   Title: President

ESCROW AGENT:

PERKINS COIE (HONG KONG) LIMITED



By:
   --------------------------------
Name:
Title:


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